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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



      Date of Report (Date of earliest event reported)  September 17, 2001
                                                      -----------------------


                                  K-Swiss Inc.
                                  ------------

             (Exact name of registrant as specified in its charter)

    Delaware                         0-18490                      95-4265988
 ----------------                   ----------               ------------------
(State or other                    (Commission                (I.R.S. Employer
  jurisdiction                     File Number)              Identification No.)
of incorporation)



    31248 Oak Crest Drive, Westlake Village, California               91361
    ---------------------------------------------------             ---------
          (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code (818) 706-5100
                                                          ---------------
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Item 5.  Other Events.
         ------------

         On September 17, 2001, the Company issued a press release announcing that its Board of Directors authorized a new stock repurchase program for the Company to repurchase up to $25 million of the Company's Class A Common Stock. A copy of the September 17, 2001 press release is attached as Exhibit 99.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits:

              99  Press release dated September 17, 2001.



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                                 SIGNATURES
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  Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         K-Swiss Inc.



Date: September 17, 2001                 By: /s/ George Powlick
                                             -----------------------------
                                             George Powlick,
                                             Vice President Finance and
                                             Chief Financial Officer

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                                 EXHIBIT INDEX
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Exhibit                                                     Page
-------                                                     ----
  99          Press release dated September 17, 2001.        5

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